U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund (the “Fund”)

Investor Class Shares

Supplement dated February 28, 2020, to the Prospectus dated May 1, 2019

IMPORTANT NOTICE REGARDING POTENTIAL CHANGES
TO THE FUND

At the March 27, 2020 meeting of the Board of Trustees (the “Board”) of U.S. Global Investors Funds, the Board will be asked to approve, at the recommendation of U.S. Global Investors, Inc., the investment adviser to the Fund (“Adviser”), changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments.

If approved by the Board, the proposed changes will go into effect on or about May 1, 2020 and you will be notified of those changes at least 30 days in advance of such changes taking effect. In the meantime, there are no changes to the Fund, including the current investment strategies and risks.

If the proposed changes to the Fund are approved by the Board, any costs incurred in connection with effectuating the proposed changes, such as filing fees, costs incurred in connection with the filing, printing, and mailing of shareholder notices, and attendant legal expenses, among other costs, will be borne by the Adviser, and not by the Fund’s shareholders. Additionally, there may be trading costs associated with transitioning the Fund’s current portfolio of investments, which costs are expected to be minor.

If the proposed changes to the Fund are approved by the Board, the Fund could potentially realize taxable gains in connection with transitioning the Fund’s current portfolio of investments. This occurs when the Fund sells an investment at a price higher than the original purchase price. The Fund’s realization of taxable gains could expose the Fund’s shareholders to the possibility of a future capital gain distribution, which would have a tax impact on those shareholders.

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For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.